                                                                    EXHIBIT 99.1

                  CERTIFICATION OF COMPLIANCE WITH SECTION 906
                           SARBANES-OXLEY ACT OF 2002

I, Mark E. Watson III, President and Chief Executive Officer of Argonaut Group, Inc. (the "Company") hereby certify in connection with the Quarterly Report on Form 10-Q for the three months ended March 31, 2003 ("the Report") that:

     1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


CERTIFIED this 15th day of May, 2003.
                                                  /s/  Mark E. Watson III
                                           -------------------------------------
                                                    Mark E. Watson III
                                           President and Chief Executive Officer

                                                                    EXBIBIT 99.1

                  CERTIFICATION OF COMPLIANCE WITH SECTION 906
                           SARBANES-OXLEY ACT OF 2002

I, Mark W. Haushill, Vice President, Chief Financial Officer and Treasurer of Argonaut Group, Inc. (the "Company") hereby certify in connection with the Quarterly Report on Form 10-Q for the three months ended March 31, 2003 ("the Report") that:

     1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


CERTIFIED this 15th day of May, 2003.
                                                 /s/  Mark W. Haushill
                                           -------------------------------------
                                                    Mark W. Haushill
                                                     Vice President
                                           Chief Financial Officer and Treasurer